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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 25, 2003

                                 EOTT ENERGY LLC
               (Exact Name of Registrant as Specified in Charter)

DELAWARE                         1-12872                     76-0424520
(State or Other Jurisdiction     (Commission File Number     (IRS Employer
of Incorporation)                                            Identification No.)


                       2000 West Sam Houston Parkway South
                                    Suite 400
                              Houston, Texas 77042
              (Address of Principal Executive Offices and Zip Code)

                                 (713) 993-5200
              (Registrant's telephone number, including area code)

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ITEM 5.  OTHER MATTERS.

On August 25, 2003, EOTT Energy LLC ("EOTT") issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that the Honorable Janis Graham Jack presiding over the United States District Court for the Southern District of Texas, Corpus Christi Division, denied an appeal from Shell Oil Company and certain of its affiliates, thereby upholding EOTT's restructuring plan that had been confirmed in federal bankruptcy court on February 18, 2003.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro forma financial information.

         Not applicable.

(c)      Exhibits.

         The following exhibits are filed herewith:

         99.1     EOTT Energy LLC press release dated August 25, 2003


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      EOTT ENERGY LLC
                                      (A Delaware limited liability company)
                                      (REGISTRANT)
Date:  August 27, 2003


                                      By:     /s/ H. Keith Kaelber
                                      Name:   H. Keith Kaelber
                                      Title:  Executive Vice President and Chief
                                              Financial Officer


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                                INDEX TO EXHIBITS

Exhibit No.       Exhibit Description
-----------       -------------------
99.1              EOTT Energy LLC press release dated August 25, 2003


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